LORD ABBETT SERIES FUND Fundamental Equity Portfolio Growth and Income Portfolio

Supplement dated July 3, 2014 to the

Statement of Additional Information dated May 1, 2014

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1.                  The following paragraph replaces the sixth paragraph in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” beginning on page 5-4 of the SAI:

Sean J. Aurigemma heads Fundamental Equity Portfolio and Growth and Income Portfolio’s team and is primarily responsible for the day-to-day management of each Fund.

2.                  The following rows replace the applicable rows of the corresponding table on page 5-6 of the SAI in the subsection titled “Investment Advisory and Other Services – Portfolio Managers”:

Fund	Name	Other Accounts Managed (#Total Net Assets+)
		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Fundamental Equity Portfolio	Sean J. Aurigemma	2 / $7,060	3 / $771	3,417 / $2,916(*)(**)
Growth and Income Portfolio	Sean J. Aurigemma	2 / $6,504	3 / $771	3,417 / $2,916(*)(**)

+ Total net assets are in millions.

* Included in the number of accounts and total assets are 2 accounts with respect to which the management fee is based on the performance of the account; such accounts total approximately $685 million in assets.

** Does not include $424 million for which Lord Abbett provides investment models to managed account sponsors.

3.                  The following rows replace the applicable rows of the corresponding table on page 5-8 of the SAI in the subsection titled “Investment Advisory and Other Services – Holdings of Portfolio Managers”:

Fund	Name	Dollar Range of Shares in the Funds
		None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Fundamental Equity Portfolio	Sean J. Aurigemma	X
Growth and Income Portfolio	Sean J. Aurigemma	X

Please retain this document for your future reference.